Exhibit 10.3

AGREEMENT AND PLAN OF SHARE EXCHANGE

THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (the “Agreement”) is entered into as of this 20th day of May, 2020 between EDISON NATION, INC., a Nevada corporation, whose address is 1 West Broad Street, Suite 1004, Bethlehem, PA 18018 (hereinafter the “BUYER” or the “COMPANY”) and PPE BRICKELL SUPPEIES, LLC (“PPE”), a Florida limited liability company, whose address is 45 SW 9th Street, Suite 1603, Miami, FL 33130 and GRAPHENE HOLDINGS, LLC (“GRAPHENE”), a Wyoming limited liability company, whose address is 1910 Thomes Ave., Cheyenne, WY 82001, (hereinafter, collectively the “SELLERS”).

RECITALS

A. WHEREAS, BUYER desires to acquire 50% of the issued and outstanding membership units (the “UNITS”) of Global Clean Solutions, LLC (hereinafter “GLOBAL”), a Nevada limited liability company, through a share exchange; and

B. WHEREAS, as of the date of this Agreement, GLOBAL has 100 UNITS issued and outstanding; and

C. WHEREAS, PPE and GRAPHENE each own 50 UNITS of GLOBAL; and

D. WHEREAS, PPE and GRAPHENE are the only members of GLOBAL; and

E. WHEREAS, on May 20, 2020 the Board of Directors of the BUYER approved the entry of the COMPANY into definitive documents to purchase the UNITS from the SELLERS; and

F. WHEREAS, the members(s) of GLOBAL have voted as of May 20, 2020 to exchange 50 UNITS of GLOBAL for 300,000 shares of restricted common stock (hereinafter the “SHARES”) of the COMPANY; and

G. NOW, THEREFORE, in consideration of the foregoing recitals, the mutual representations, warranties and covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BUYER and SELLERS agree as follows:

1. EXCHANGE AND ADDITIONAL REQUIREMENTS: The COMPANY hereby agrees to issue 300,000 SHARES to the SELLERS (250,000 SHARES to PPE and 50,000 SHARES to GRAPHENE (pursuant to the terms of Section 11 below) and the SELLERS agree to deliver 50 UNITS (25 UNITS from PPE and 25 UNITS from GRAPHENE) to the BUYER.

2. REVENUE TARGETS: ADDITIONAL SHARES. The COMPANY hereby agrees to issue up to an additional 425,000 SHARES to the SELLERS contingent upon the following:

(a) PPE: In the event that GLOBAL’s total confirmed orders equal or exceed $10M, PPE shall receive an additional 100,000 SHARES.

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(b). In the event that GLOBAL’s total confirmed orders equal or exceed $25M, PPE shall receive an additional 125,000 SHARES.

(c) GRAPHENE: In the event that GLOBAL’s total confirmed orders equal or exceed $1M, GRAPHENE shall receive an additional 200,000 SHARES.

2. SURRENDER OF GLOBAL UNITS AND ISSUANCE OF THE COMPANY’S SHARES. SELLERS will use their best efforts to surrender the UNITS by May 20, 2020 and the COMPANY shall use its best efforts to issue COMPANY SHARES for such GLOBAL UNITS on May 20, 2020.

3. RELEASE BY THE COMPANY. The COMPANY hereby releases and discharges the SELLERS, their affiliates, agents and advisors (the “Released Parties”) from any and all claims, demands, suits, actions, causes of action, contracts, debts, sums of money, commissions, damages and rights whatsoever at law or in equity, now existing or that may hereafter accrue in favor of the COMPANY against any of the Released Parties relating to or arising out of or in connection with any facts or circumstances, relating to the SELLERS and GLOBAL that existed prior to or on the date of this Agreement, whether know to the SELLERS or unknown, other than any claim arising under this Agreement.

4. INDEMNITY BY THE SELLERS OF THE COMPANY. The SELLERS shall indemnify and hold harmless the COMPANY, its directors, officers, agents, accountants, attorneys and representatives from and against any losses arising out of, resulting from, or relating to or in connection with this Agreement, a breach hereof of any provision, representation or warranty made herein by the SELLERS.

5. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The SELLERS hereby represent and warrant to the COMPANY as follows:

(a) The members delivering the UNITS to the COMPANY have good title to such UNITS. Such UNITS when delivered, shall constitute 50% of the issued and outstanding UNITS of GLOBAL. All of the membership units to be delivered to the COMPANY shall have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding (i) securities of GLOBAL convertible into or exchangeable for any UNITS or other security or asset in GLOBAL; (ii) options, warrants or other rights to purchase or subscribe to securities of GLOBAL; or (iii) contracts or understandings or arrangements not made known in writing to the COMPANY by the SELLERS or GLOBAL; and

(b) The SELLERS have full power, authority and legal right to enter into and perform this Agreement. GLOBAL is a limited liability company formed under the laws of the State of Nevada. This Agreement is a valid and binding obligation of the SELLERS and the share exchange contemplated by this Agreement has been fully authorized by the vote of the majority holders of GLOBAL UNITS; and

(c) The SELLER’s execution, delivery and performance under this Agreement does not and will not result in the creation or imposition of any lien on the UNITS to be exchanged, violate any provision of GLOBAL’s Articles of Organization or operating agreement or require the consent of any third party or governmental entity; and

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(d) There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or threatened against GLOBAL that has not been disclosed to the COMPANY in writing.

(e) GLOBAL holds good title to all its property and there are no liens or claims against or threatened against such property that has not been disclosed by the SELLERS to the COMPANY in writing; and

6. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The COMPANY hereby represents and warrants to the SELLERS as follows:

(a) The COMPANY has full power and authority to enter into and perform this Agreement. The COMPANY is a corporation organized and existing under the laws of the State of Nevada and is in full compliance with the laws of that State. This Agreement is a valid and binding obligation of the COMPANY and the share exchange contemplated by this Agreement has been fully authorized by the Board of Directors of the COMPANY; and

(b) All of the SHARES to be delivered to the UNIT holders of GLOBAL in return for the GLOBAL UNITS shall have been duly authorized and validly issued, fully paid and non-assessable when delivered; and

(c) The COMPANY’s execution, delivery and performance under this Agreement does not and will not result in the creation or imposition of any lien on the COMPANY’s SHARES to be exchanged, violate any provision of the COMPANY’s Articles of Incorporation or By Laws or require the consent of any third party or governmental entity; and

(d) There is no action, suit, proceeding, claim or investigation by and person, entity, administrative agency or governmental body pending or threatened against the COMPANY that has not been disclosed to the SELLERS in writing.

7. NOTICE. Any notice or other communication required or permitted to be given under this Agreement will be sufficient if it is in writing, sent to the applicable address set forth below and personally delivered, mailed by certified or registered first class mail or sent by recognized overnight carrier. Each party may change its address by notifying the other party in writing:

EDISON NATION, INC.:

Chris Ferguson, President

EDISON NATION, INC.

1 West Broad St.

Suite 1004

Bethlehem, PA 18018

PPE BRICKELL SUPPEIES, LLC:

Matthew Pantofel, Managing Member

PPE BRICKELL SUPPEIES, LLC

45 SW 9th Street

Suite 1603

Miami, FL 33130

GRAPHENE HOLDINGS, LLC:

Brian McFadden, Managing Member

GRAPHENE HOLDINGS, LLC

1910 Thomes Ave.

Cheyenne, WY 82001

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8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants and agreements contained in this Agreement shall survive the exchange of common stock contemplated hereby. The parties have made no representations or warranties or agreements except those expressly contained in this Agreement.

9. CLOSING. The Closing Date shall be set for May 20, 2020 to be facilitated electronically.

10. MANAGING MEMBER. At Closing, the Board of Managers of GLOBAL shall be determined by the the Amended Operating Agreement (the “AOA”) of GLOBAL dated May 20, 2020. The COMPANY shall be entitled to two (2) managers on the Board of Managers of GLOBAL.

11. ACTION TO BE COMPLETED BY THE COMPANY AT CLOSING. The following action is to be performed by the COMPANY at Closing:

(a) The COMPANY shall issue a total of 300,000 SHARES to the SELLERS as follows:

(i) The COMPANY shall issue a total of 250,000 SHARES to PPE on May 20, 2020; and

(ii) The COMPANY shall issue a total of 50,000 SHARES to GRAPHENE on May 20, 2020.

12. ACTION TO BE COMPLETED BY THE SELLERS AT CLOSING. The following action is to be performed by the SELLERS at Closing:

(a) PPE and GRAPHENE shall take all actions necessary to amend GLOBAL’s membership records to memorialize transfer of the UNITS to COMPANY and admit COMPANY as a Member.

13. ENTIRE AGREEMENT. This Agreement constitutes the exclusive statement of the agreement between the COMPANY and the SELLERS concerning the subject matter hereof and supersedes all other prior agreements, if any, concerning the subject matter. Each party further agrees that each has been allowed a full opportunity to inquire into the business and operations of the entities whose shares will be exchanged and that such inquiry has satisfied each concerning the agreements, representations and warranties contained herein.

14. MODIFICATION. No modification or waiver of any provision of this Agreement shall be enforceable unless made in a written instrument signed by all the parties to this Agreement.

15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the COMPANY and the SELLERS and their respective successors and assigns.

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16. NO PARTNERSHIP CREATED. It is not the intention or purpose of either of the parties to this Agreement to create, and it shall not be construed as creating, a joint venture, partnership or any type of association. No party hereto is authorized to act as agent or principal for each other with respect to any matter relating or pertaining to this Agreement.

17. NO CONSTRUCTION AGAINST DRAFTER. This Agreement is being entered into between competent entities, experienced in business and familiar with legal documents and rights and responsibilities. Therefore, any language which may be deemed to be ambiguous in this Agreement shall not necessarily be construed against any particular party as the drafter of such language.

18. JURISDICTION AND VENUE. Any action which relates to the provisions of this Agreement shall be brought solely in a state or federal court located in the then county which contains Nevada and all objections to personal jurisdiction and venue in any such action are hereby waived. The parties waive personal service of any and all process and consent that all such service of process shall be made by U.S Mail to the address shown with respect to each party to this Agreement.

19. COUNTERPARTS. This Agreement may be executed and delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A facsimile, electronic copy or other copy of a signature shall be considered an original.

20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Share Exchange as of the date set forth above.

BUYER:

EDISON NATION, INC.

Chris Ferguson, President

SELLERS:

PPE BRICKELL SUPPEIES, LLC

Matthew Pantofel, Managing Member

GRAPHENE HOLDINGS, LLC

Brian McFadden, Managing Member

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